UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 30, 2017

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37352	32-0420206
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

900 Third Avenue
New York, NY 10022-1010
(Address of principal executive offices)

(212) 418-0100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On May 30, 2017, the U.S. Federal Trade Commission granted early termination, effective immediately, of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, for the pending acquisition by Virtu Financial, Inc., a Delaware corporation (the “Company”), of KCG Holdings, Inc. a Delaware Corporation (“KCG”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated April 20, 2017, with Orchestra Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company, and KCG (the “Merger”).

The Merger remains subject to other closing conditions, including, among others: (i) approval of the Merger Agreement by the holders of a majority of KCG’s issued and outstanding shares of Class A common stock, par value $0.01 per share, voting together as a single class; (ii) the receipt of other required governmental or regulatory approvals; (iii) the absence of any order or legal requirement issued or enacted by any court or other governmental authority, which is in effect and prevents the consummation of the Merger; and (iv) the passing of 20 calendar days from the date on which the Company mails to the Company’s stockholders the 14C Information Statement in definitive form. The Company’s obligation to consummate the Merger is also conditioned on, among other things, the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) on KCG.

Additional Information and Where to Find it

This communication is being made in respect of the proposed Merger involving the Company, KCG and Merger Sub. The Company will prepare an Information Statement on Schedule 14C for its stockholders with respect to the approval of the equity financing described herein. When completed, the Information Statement will be mailed to the Company’s stockholders. The Company may be filing other documents with the SEC as well. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov or from the Company by directing a request by mail or telephone to 900 Third Avenue New York, NY 10022-1010, Attention: Investor Relations, Andrew Smith, (212) 418-0195, investor_relations@virtu.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virtu Financial, Inc.

	By:	/s/Justin Waldie
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel

Dated: May 31, 2017